SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2003

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (212) 783-6645

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events. Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits.

1. Trustee's Report with respect to the March 1, 2003 Distribution
Date for the CorTS Trust for J.C. Penney Debentures
2. Trustee's Report with respect to the March 1, 2003 Distribution
Date for the CorTS Trust for Walt Disney Notes

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/Timothy P. Beaulac Name: Timothy P. Beaulac Title: President and Finance Officer

March 7, 2003

EXHIBIT INDEX

Exhibit	Page
1	Trustee's Report with respect to the March 1, 2003 Distribution Date for the CorTS Trust for J.C. Penney Debentures	6

2	Trustee's Report with respect to the March 1, 2003 Distribution Date for the CorTS Trust for Walt Disney Notes	7

Exhibit 1

To the Holders of
CorTS Trust for J.C. Penney Debentures
Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 220803100

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for J.C. Penney Debentures, hereby gives notice with respect to the Distribution occurring on March 1, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.00	Interest $ .953125	Total Distribution $ .953125

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 100,000,000 aggregate principal amount of J.C. Penney Company, Inc. 7 5/8% Debentures due March 1, 2097 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 4,000,000 Certificates representing $ 100,000,000 Aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of
CorTS Trust for Walt Disney Notes
6.875% Corporate-Backed Securities (CorTS) Class A Certificates
*CUSIP:    22082D205           Class:    A
*CUSIP:    22082DAA4           Class:    B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Walt Disney Notes, hereby gives notice with respect to the Distribution occurring on March 1, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 notional amount of Class B Certificates, is as set forth below:

Class A B	Principal $0.00 $0.00	Interest $ 0.859375 $ 0.625000	Total Distribution $ 0.859375 $ 0.625000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 35,000,000 aggregate principal amount of Walt Disney Company 7% Notes due March 1, 2032 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,400,000 Class A Certificates representing $ 35,000,000.00 Aggregate Certificate Principal Balance and $ 35,000,000.00 Aggregate Notional Amount of Class B Certificates were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.